Earnings (Loss) per Share (Policies)	12 Months Ended
Sep. 26, 2014
Earnings (Loss) per Share [Abstract]
Earnings (Loss) Per Share Policy
basic earnings (loss) per share was computed by dividing net income by the number of weighted-average shares outstanding during the period. Diluted earnings (loss) per share was computed using the weighted-average shares outstanding and, if dilutive, potential ordinary shares outstanding during the period. Potential ordinary shares represent the incremental ordinary shares issuable for restricted share units and share option exercises. The Company calculated the dilutive effect of outstanding restricted share units and share options on earnings (loss) per share by application of the treasury stock method.
The computations of basic and diluted earnings (loss) per share assumes that the number of shares outstanding for periods prior to June 28, 2013 was equal to the number of ordinary shares of Mallinckrodt outstanding on June 28, 2013, immediately following the distribution of one ordinary share of Mallinckrodt for every eight ordinary shares of Covidien. The dilutive effect of the Company's share-based awards that were issued as a result of the conversion of Covidien share-based awards with the Separation, the conversion of Questcor share-based awards with the Questcor Acquisition, the initial equity awards granted to certain of the Company's executives on July 1, 2013 and any other Company grants made since the Separation have been included in the computation of diluted earnings per share for fiscal 2014 and 2013, calculated under the methodologies outlined above, weighted appropriately for the portion of the period they were outstanding.